UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

Diversified Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama		35242
(Address of Principal Executive Office)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (205) 408-0909
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On July 2, 2026, DP Eagle LLC (the “Issuer”), a limited-purpose, bankruptcy-remote, special purpose vehicle owned, indirectly through its parent company, 60% by funds and accounts managed and/or advised by Carlyle Global Credit Investment Management, LLC (collectively, “Carlyle”) and 40% by an indirect, wholly-owned subsidiary of Diversified Energy Company (the “Company”), issued in a private offering (the “Offering”) $895 million in aggregate principal amount of fixed-rate asset-backed securities, consisting of $580 million principal amount of 6.071% Class A-1 Notes due 2046, $235 million in principal amount of 6.820% Class A-2 Notes due 2046 and $80 million in principal amount of 10.330% Class B Notes due 2046 (collectively, the “ABS XIII Notes”) pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

The ABS XIII Notes were issued under a Base Indenture (the “Base Indenture”) and related Series 2026-1 Supplement (the “Supplement” and together with the Base Indenture, the “Indenture”) each dated July 2, 2026, by and among the Issuer, DP Eagle AssetCo I LLC and DP Eagle AssetCo II LLC, as guarantors (the “Guarantors”), and UMB Bank, N.A., as Indenture Trustee.

The net proceeds from the Offering were used to fund a portion of the acquisition of the Assets as described in Item 2.01 below, fund the liquidity reserve account and pay transaction costs.

The ABS XIII Notes have an anticipated repayment date of July 2031 (the “Anticipated Repayment Date”) and a legal final maturity in July 2046, with both principal and interest payable monthly.

The ABS XIII Notes are primarily secured by specific upstream producing assets in the Anadarko basin in Oklahoma.

The ABS XIII Notes, via the Indenture and related documentation, are governed by a series of covenants and restrictions typical for such transactions, including (i) the requirement for the Issuer to maintain a specified reserve account to ensure the payment of interest, (ii) provisions for optional and mandatory prepayments and specified make-whole payments under certain conditions, (iii) covenants related to recordkeeping, access to information and similar matters, and (iv) covenants related to compliance with all applicable laws and regulations.

The ABS XIII Notes are also subject to customary accelerated amortization events as outlined in the Indenture, which events include failure to maintain specified debt service coverage and loan to value ratios, failure to meet certain production metrics, certain management services agreement termination events, non-compliance with hedging requirements, the failure to repay or refinance the ABS XIII Notes by the Anticipated Repayment Date and other events of default. The ABS XIII Notes are also subject to a customary increase in coupon if not repaid or refinanced by the Anticipated Repayment Date.

Additionally, the ABS XIII Notes are subject to customary events of default, which include non-payment of required interest, principal, or other amounts due, failure to comply with covenants within specified time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective, and failure of the ABS XIII Notes to be redeemed upon a change in control event.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the Indenture and the Supplement, which have been filed as Exhibits 4.1 and 4.2, respectively, hereto and are hereby incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

As previously disclosed, on May 6, 2026, Diversified Gas & Oil Corporation, a wholly-owned subsidiary of the Company, entered into a Securities Purchase Agreement with certain affiliates of Camino Natural Resources, LLC for the purchase of (i) certain oil and natural gas wells, leasehold interests and related assets located in Oklahoma (the “Developed Assets”) and (ii) certain undeveloped acreage, associated leasehold interests and related assets in Oklahoma (the “Undeveloped Assets” and together with the Developed Assets, the “Assets”) for an aggregate purchase price of approximately $1.175 billion, subject to customary purchase price adjustments.

At the closing, the Developed Assets were contributed to subsidiaries of the Issuer and the Company, through an indirect, wholly-owned subsidiary, retained sole ownership of the Undeveloped Assets. Carlyle funded 60% of the cash purchase price for the Developed Assets in exchange for a 60% ownership interest in the parent company of the Issuer. The remainder of the purchase price for the Assets was funded with proceeds from the Offering as discussed above as well as borrowings under the Company’s revolving credit facility.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits
(a) Financial statements of businesses or funds acquired.

The Company intends to file the financial statements required by Item 9.01(a) by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information relating to the acquisition required by Item 9.01(b) by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.
(d)     Exhibits

Exhibit No.	Description
4.1#
Base Indenture dated July 2, 2026 by and among DP Eagle LLC, as Issuer, DP Eagle AssetCo I LLC and DP Eagle AssetCo II LLC, as Guarantors, and UMB Bank, N.A., as Indenture Trustee and Securities Intermediary.

4.2#	Series 2026-1 Supplement dated July 2, 2026 by and among DP Eagle LLC, as Issuer, DP Eagle AssetCo I LLC and DP Eagle AssetCo II LLC, as Guarantors, and UMB Bank, N.A., as Indenture Trustee.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

#     Certain schedules and attachments have been omitted. The registrant hereby undertakes to provide further information regarding such omitted materials to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

July 6, 2026	By:	/s/ Benjamin M. Sullivan
Date		Benjamin M. Sullivan
Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary